                                 Power of Attorney

    Know all by these presents, that the undersigned hereby makes, constitutes and appoints each of Blair Walters and Gina Christopher, or either of them acting singly, and with full power of substitution and re-substitution, the undersigned's true and lawful attorney-in-fact (each of such persons and their substitutes being referred to herein as the "Attorney-in-Fact"), with full power to act for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to:

    1.  Prepare, execute, and submit to the Securities and Exchange Commission
        ("SEC") a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the SEC of reports required or considered by the Attorney-in-Fact to be advisable under Section 13 or Section 16 of the Securities Exchange Act of 1934 (the "Exchange
        Act") or any rule or regulation of the SEC;

    2.  Prepare, execute and submit to the SEC, Marvell Technology, Inc. (the
        "Company"), and/or any national securities exchange on which the
        Company's securities are listed any and all reports (including any amendments thereto) the undersigned is required to file with the SEC, or which the Attorney-in-Fact considers it advisable to file with the SEC, under Section 13 or Section 16 of the Exchange Act or any rule or regulation thereunder, or under Rule 144 under the Securities Act of
        1933 ("Rule 144"), with respect to the any security of the Company, including Forms 3, 4 and 5, Schedules 13D and 13G, and Forms 144; and

    3.  Obtain, as the undersigned's representative and on the undersigned's behalf, information regarding transactions in the Company's equity securities from any third party, including the Company and any brokers, dealers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such third party to release any such information to the Attorney-in-Fact.

    The undersigned acknowledges that:

          a)  This Power of Attorney authorizes, but does not require, the
              Attorney-in-Fact to act in his or her discretion on information provided to such Attorney-in-Fact without independent verification of such information;

          b)  Any documents prepared or executed by the Attorney-in-Fact on behalf of the undersigned pursuant to this Power of Attorney will be in such form and will contain such information as the Attorney-
              in-Fact, in his or her discretion, deems necessary or desirable;

          c)  Neither the Company nor the Attorney-in-Fact assumes any liability for the undersigned's responsibility to comply with the
              requirements of Section 13 or Section 16 of the Exchange Act or
              Rule 144, any liability of the undersigned for any failure to comply with such requirements, or any liability of the undersigned for disgorgement of profits under Section 16(b) of the Exchange
              Act; and

          d)  This Power of Attorney does not relieve the undersigned from responsibility for compliance with the undersigned's obligations under Section 13 or Section 16 of the Exchange Act, including, without limitation, the reporting requirements under Section 13 or
              Section 16 of the Exchange Act.

    The undersigned hereby grants to the Attorney-in-Fact full power and authority to do and perform each and every act and thing requisite, necessary or advisable to be done in connection with the foregoing, as fully, to all intents and purposes, as the undersigned might or could do in person, hereby ratifying and confirming all that the Attorney-in-Fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by authority of this Power of
Attorney.

    This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 4 or 5 or Schedules 13D or 13G or Forms 144 with respect to the undersigned's holdings of and transactions in securities of the Company, unless earlier revoked by the undersigned in a signed writing delivered to the Attorney-in-Fact. This Power of Attorney revokes all previous powers of attorney with respect to the subject matter of this Power of
Attorney.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of April 16, 2021.

                          /s/ Mitchell Gaynor
                         ---------------------------------
                          Name: Mitchell Gaynor